UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2008 (July 10, 2008)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 10, 2008, Alcoa Inc. (“Alcoa”) entered into an Underwriting Agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., and Lehman Brothers Inc., as representatives of the several underwriters named therein, for the issuance and sale by Alcoa of $750,000,000 aggregate principal amount of 6.00% Notes Due 2013 (the “2013 Notes”) and $750,000,000 aggregate principal amount of 6.75% Notes Due 2018 (the “2018 Notes”, and together with the 2013 Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3ASR filed by Alcoa and Alcoa Trust I on March 10, 2008 (File No. 333-149623) (the “Registration Statement”). Copies of the Underwriting Agreement and Terms Agreement are attached hereto as Exhibit 1(a) and Exhibit 1(b), respectively, and are incorporated herein by reference. The forms of the 2013 Notes and 2018 Notes are attached hereto as Exhibit 4(a) and Exhibit 4(b), respectively, and are incorporated herein by reference.

The Notes will be issued under the Indenture dated as of September 30, 1993 (the “Original Indenture”) between Alcoa and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 25, 2007 (the “First Supplemental Indenture”) and the Second Supplemental Indenture dated as of July 15, 2008 (the “Second Supplemental Indenture”) between Alcoa and the Trustee. The Original Indenture and the First Supplemental Indenture were incorporated by reference as exhibits to the Registration Statement. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4(c) and is incorporated herein by reference. A copy of the opinion of counsel for Alcoa regarding the validity of the Notes is attached hereto as Exhibit 5 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

1(a)	Underwriting Agreement, dated July 10, 2008, between Alcoa Inc. and Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., and Lehman Brothers Inc., as representatives of the several underwriters named therein.

1(b)	Terms Agreement, dated July 10, 2008, between Alcoa Inc. and Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., and Lehman Brothers Inc., as representatives of the several underwriters named therein.

4(a)	Form of 6.00% Notes Due 2013.

4(b)	Form of 6.75% Notes Due 2018.

4(c)	Second Supplemental Indenture dated as of July 15, 2008 between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee.

5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ J. Michael Schell
Name:	J. Michael Schell
Title:	Executive Vice President –
Business Development and Law

Date: July 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
1(a)	Underwriting Agreement, dated July 10, 2008, between Alcoa Inc. and Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., and Lehman Brothers Inc., as representatives of the several underwriters named therein.

1(b)	Terms Agreement, dated July 10, 2008, between Alcoa Inc. and Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., and Lehman Brothers Inc., as representatives of the several underwriters named therein.

4(a)	Form of 6.00% Notes Due 2013.

4(b)	Form of 6.75% Notes Due 2018.

4(c)	Second Supplemental Indenture dated as of July 15, 2008 between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as Trustee.

5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

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